                                                                 Exhibit 10.37

                       THIRD AMENDMENT TO CREDIT AGREEMENT



To Each of the Lenders Signatory Hereto

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of January 31, 1997, as amended (the "CREDIT AGREEMENT"), between the undersigned, HA-LO Industries, Inc., an Illinois corporation (the "COMPANY"), American National Bank and Trust Company of Chicago, as agent for the Lenders (the "AGENT"), and you (the "LENDERS"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company has requested that the Lenders, among other things, increase the Revolving Credit Commitments and extend the Termination Date, and the Lenders are willing to do so on the terms and conditions set forth in this agreement (herein, the "AMENDMENT").

1.       AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be amended as follows:

                   (a) Section 1.3(b) of the Credit Agreement shall be amended by deleting the first sentence thereof and inserting in its place the following sentence:

                  "At any time before the Termination Date, the Agent shall, at the request of the Company, issue one or more Letters of Credit to or for the account of the Company in a form satisfactory to the Agent, with expiration dates no later than the Termination Date then in effect, in an aggregate face amount as set forth above, upon the receipt of an application for the relevant Letter of Credit in the form then customarily prescribed by the Agent duly executed by the Company (each an "APPLICATION")."

                   (b) Section 3.1 of the Credit Agreement shall be amended by deleting the first sentence thereof and inserting in its place the following sentences:

                  "For the period from the date hereof to but not including the Termination Date, the Company shall pay to the Agent for the account of the Lenders in accordance with their Percentage a commitment fee for each day at the rate per annum equal to the Commitment Fee Rate in effect on such day on the daily unused amount of the Revolving Credit Commitments hereunder. Notwithstanding anything contained in this Agreement to the contrary, for the purposes of calculating the commitment fee hereunder, the undrawn face amount of any commercial Letter of Credit outstanding hereunder shall not be considered usage of the Revolving Credit Commitments.

                   (c) Section 3.4 of the Credit Agreement shall be amended by deleting the date "January 31, 1997" appearing therein and inserting the date "February 18, 1999" in its place.

                   (d) Section 5.5 of the Credit Agreement shall be amended by deleting the dates "December 31, 1995" and "September 30, 1996" appearing therein and inserting in their places the dates "December 31, 1997" and "September 30, 1998, respectively.

                   (e) The Credit Agreement shall be amended by inserting the following new Section 5.15 at the end of Section 5.14:

                     "SECTION 5.15. YEAR 2000. The Company has made a full and
                  complete assessment of the Year 2000 Issues and has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis (the "YEAR 2000 Program"). Based on such assessment and on the Year 2000 Program the Company does not reasonably anticipate that Year 2000 Issues will have a Material Adverse Effect.

                   (f) Section 7.5(e) of the Credit Agreement shall be amended by deleting the "." at the end thereof and inserting in its place the following clause:

                  "or of any other development, financial or otherwise (including, without limitation, developments with respect to Year 2000 Issues) which would reasonably be expected to have a Material Adverse Effect."

                   (g) Sections 7.7, 7.8, 7.9 and 7.10 of the Credit Agreement shall be amended in their entirety to read as follows:

                     "SECTION 7.7. [RESERVED].

                     SECTION 7.8. TANGIBLE NET WORTH. The Company shall, at all times, maintain Tangible Net Worth of not less than the sum of
                  (a) $180,000,000 plus (b) 50% of Net Income for each fiscal year of the Company ending after February 26, 1999 (commencing with the fiscal year ending December 31, 1999) for which such Net Income is a positive amount (i.e., there shall be no reduction to the amount of Tangible Net Worth required to be maintained hereunder for any fiscal year in which Net Income is less than zero).

                     SECTION 7.9. FUNDED DEBT/EBITDA RATIO. As of the last day
                  of each fiscal quarter of the Company, the Company shall maintain the Funded Debt/EBITDA Ratio for the four fiscal quarters of the Company then ended of not more than 3.25 to 1.0.

                     SECTION 7.10. FIXED CHARGE COVERAGE RATIO. As of the last
                  day of each fiscal quarter of the Company, the Company shall maintain a Fixed Charge Coverage Ratio of not less than 3.0 to 1.0."

                   (h) The Credit Agreement shall be amended by inserting the following new Section 7.20 at the end of Section 7.19:

                     "SECTION 7.20. YEAR 2000. The Company will take and will
                  cause each of its Subsidiaries to take all such actions as are reasonably necessary to successfully implement the Year 2000 Program and to assure that Year 2000 Issues will not have a Material Adverse Effect. At the request of the Agent or any Lender, the Company will provide a description of the Year 2000 Program, together with any updates or progress reports with respect thereto."

                   (i) Sections 8.1(a) of the Credit Agreement shall be amended in its entirety to read as follows:

                     "(a) default in the payment when due of all or any part of the principal of any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any Reimbursement Obligation or default for a period of 5 days in the payment when due of all or any part of the interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or any fee or other Obligation payable hereunder or under any other Loan Document;"

                   (j) Section 9.1 of the Credit Agreement shall be amended by deleting the definitions of "APPLICABLE MARGIN", "FIXED CHARGES" and "TERMINATION DATE" appearing therein and inserting the following definitions in a proper alphabetical order:

                      ""APPLICABLE MARGIN" means, with respect to LIBOR
                  Portions, .50% per annum until the first Pricing Date, and thereafter from one Pricing Date to the next, the Applicable Margin with respect to LIBOR Portions shall mean a rate per annum determined in accordance with the following schedule:


          FUNDED DEBT/EBITDA RATIO                            APPLICABLE MARGIN
           FOR SUCH PRICING DATE                                   SHALL BE
         Greater than 2.5 to 1.0                                    1.50%

         Equal  to  or  less  than  2.5  to  1.0,  but              1.25%
         greater than 2.0 to 1.0

         Equal  to  or  less  than  2.0  to  1.0,  but              1.00%
         greater than 1.5 to 1.0

         Equal to or less than 1.5 to 1.0 but  greater              .75%
         than 1.0 to 1.0

         Equal to or less than 1.0 to 1.0 but  greater              .625%
         than 0.5 to 1.0

         Equal to or less than 0.5 to 1.0                           .50%


                  For purposes hereof, the term "PRICING DATE" means, for any fiscal quarter of the Company ended after the date hereof, 15 days after the date the Agent is in receipt of the Company's most recent financial statements for the fiscal quarter then ended, pursuant to Section 7.5(a) or (b) hereof. The Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Company has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under
                  Section 7.5(a) and (b) hereof, until such financial statements and audit report are delivered, the Applicable Margin for LIBOR Portions shall be 1.50%. If the Company subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the Company's fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Company and the Lenders if reasonably determined."

                      ""COMMITMENT FEE RATE" means, for each day, .20% per annum until the first Pricing Date, and thereafter from one Pricing

                  Date to the next, the Commitment Fee Rate shall mean a rate per annum determined in accordance with the following schedule:


                              FUNDED DEBT/EBITDA RATIO                  COMMITMENT FEE RATE
                                FOR SUCH PRICING DATE                        SHALL BE
                    Greater than 2.5 to 1.0                                    .30%

                    Equal  to  or  less  than  2.5  to  1.0,  but              .25%
                    greater than 2.0 to 1.0

                    Equal  to  or  less  than  2.0  to  1.0,  but              .225%
                    greater than 1.5 to 1.0

                    Equal to or less than 1.5 to 1.0 but  greater              .225%
                    than 1.0 to 1.0

                    Equal to or less than 1.0 to 1.0 but  greater              .20%
                    than 0.5 to 1.0

                    Equal to or less than 0.5 to 1.0                           .20%


                  For purposes hereof, the term "PRICING DATE" means, for any fiscal quarter of the Company ended after the date hereof, 15 days after the date the Agent is in receipt of the Company's most recent financial statements for the fiscal quarter then ended, pursuant to Section 7.5(a) or (b) hereof. The Commitment Fee Rate established on a Pricing Date shall remain in effect until the next Pricing Date. If the Company has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under
                  Section 7.5(a) and (b) hereof, until such financial statements and audit report are delivered, the Commitment Fee Rate shall be .30%. If the Company subsequently delivers such financial statements before the next Pricing Date, the Commitment Fee Rate established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Commitment Fee Rate established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the Company's fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Commitment Fee Rate made by the Agent in accordance with the foregoing shall be conclusive and binding on the Company and the Lenders if reasonably determined."

                      ""FIXED CHARGE COVERAGE RATIO" means, as of the last day
                  of the most recently completed fiscal quarter of the Company for the four fiscal quarters of the Company then ended, the ratio of (x) the sum of (i) Net Income for such period plus
                  (ii) Interest Expense for such period plus (iii) federal, state and local income taxes for such period plus (iv) operating lease expense for such period to (y) the sum of (i) Interest Expense for such period plus (ii) operating lease expense for such period."

                      ""TERMINATION DATE" means February 25, 2000, or such
                  earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Sections 3.6, 8.2 or 8.3 hereof, or such later date to which the Revolving Credit Commitments are extended pursuant to Section 11.11 hereof."

                      ""YEAR 2000 ISSUES" means anticipated costs, problems and
                  uncertainties associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as such inability affects the business, operations and financial condition of the Company and its Subsidiaries and of the Company's and its Subsidiaries material customers, suppliers and vendors."

                      ""YEAR 2000 PROGRAM" is defined in Section 5.15 hereof."

                   (k) Section 11.11 of the Credit Agreement shall be amended in its entirety to read as follows:

                      "SECTION 11.11. EXTENSION OF THE REVOLVING CREDIT
                  COMMITMENTS. The Company shall have the option to request extensions to the Termination Date pursuant to this Section
                  11.11. No earlier than 45 days prior to, but no later than 40 days prior to, the Termination Date then in effect, the Company may advise the Agent in writing of the Company's desire to extend the Termination Date for an additional 364 day period and the Agent shall promptly notify the Lenders of each such request. If the Company makes any such request, each Lender agrees to notify the Company and the Agent no earlier than 30 days prior to, but no later than 25 days prior to, the Termination Date then in effect stating whether such Lender is declining or consenting to any such request, or consenting to such request subject to specified terms and conditions. In the event that a Lender fails to so notify the Agent and the Company during such period, such Lender shall be deemed to have refused the requested extension. In the event that each Lender is agreeable to such extension (it being understood that the Lenders may accept or decline such a request in their sole discretion and on such terms as they may elect), the Company and the Lenders shall enter into such documents as the Agent may reasonably deem necessary or appropriate to reflect such extension, and all actual out-of-pocket costs and expenses incurred by the Agent in connection therewith (including reasonable attorneys' fees) shall be paid by the Company."

                   (l) The signature pages to the Credit Agreement shall be amended by (i) deleting the amount "$22,500,000" appearing under the caption "Revolving Credit Commitment" opposite American National Bank and Trust Company of Chicago's signature and inserting in its place the amount "$37,500,000", (ii) deleting the amount "$15,576,923" appearing under the caption "Revolving Credit Commitment" opposite Harris Trust and Savings Bank's signature and inserting in its place the amount "$25,000,000", (iii) deleting the amount "$6,923,077" appearing under the caption "Revolving Credit Commitment" opposite Comerica Bank's signature and inserting in its place the amount "$12,500,000" and (iv) deleting the amounts "$10,000,000", "$6,923,077" and "$3,076,923"
         appearing under the caption "Term Loan Commitment" opposite signatures of American National Bank and Trust Company of Chicago, Harris Trust and Savings Bank and Comerica Bank, respectively and inserting in their places the amount "$0".

                   (m) Schedule 5.2 of the Credit Agreement shall be amended in its entirety to read as Exhibit B attached hereto.

                   (n) Schedule I to Exhibit D of the Credit Agreement shall be amended in its entirety to read as Schedule I attached to this Amendment.

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                   2.1 The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

                   2.2 The Company shall have executed and delivered to each of the Lenders a Revolving Credit Note in the form of Exhibit A to the Credit Agreement payable to the order of such Lender in the principal amount of its Revolving Credit Commitment in effect after giving effect to this Amendment.

                   2.3 Each Subsidiary of the Company party to the Guaranties shall have executed and delivered the Guarantor's Acknowledgment in the form attached hereto as Exhibit A and each of Promotional Marketing LLC, Lipson Associates, Inc., Premier Promotional Marketing, Inc. and Lee Wayne Corporation shall have executed and delivered the Assumption and Supplement to Guaranty Agreement.

                   2.4 The Agent shall have received, in form and substance satisfactory to the Lenders (a) corporate resolutions of the Company and the Subsidiaries of the Company executing the Assumption and Supplement to Guaranty Agreement and (b) an opinion of counsel to the Company and such Subsidiaries.

                   2.5 The Company shall have paid in full to the Lenders through the Agent the Term Loans and interest thereon, together with, if any, all amounts required under Section 2.8 of the Credit Agreement.

                   2.6 The Agent and the Lenders shall have received information satisfactory to the Agent and the Lenders regarding the Company's Year 2000 Program.

3.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.       EQUALIZATION.

         Anything contained in the Credit Agreement or in this Amendment to the contrary notwithstanding, upon satisfactory completion of the conditions precedent to the effectiveness of this Amendment as set forth above, there shall be such purchases and sales of interests in the Revolving Loans, if any then outstanding, as shall be necessary so that after giving effect thereto each Lender holds its ratable share of the total of the Revolving Loans then outstanding in accordance with its Percentage of the Revolving Credit Commitments.

5.       MISCELLANEOUS.

         5.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         5.2 The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

         5.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Dated as of March 1, 1999.


                                            HA-LO INDUSTRIES, INC.



                                            By
                                              Name
                                                  -----------------------------

                                              Title
                                                   ----------------------------

         Accepted and agreed to as of the date and year last above written.


                                    AMERICAN NATIONAL BANK AND TRUST
                                      COMPANY OF CHICAGO, individually and as
                                      Agent



                                    By
                                      Name
                                          -------------------------------------

                                      Title
                                           ------------------------------------

                                    HARRIS TRUST AND SAVINGS BANK



                                    By
                                      Name
                                          -------------------------------------

                                      Title
                                           ------------------------------------

                                    COMERICA BANK



                                    By
                                      Name
                                          -------------------------------------

                                      Title
                                           ------------------------------------

                                    EXHIBIT A

                           GUARANTOR'S ACKNOWLEDGMENT

         Each of the undersigned has heretofore executed in favor of American National Bank and Trust Company of Chicago, as Agent for American National Bank and Trust Company of Chicago, Harris Trust and Savings Bank and Comerica Bank (the "LENDERS") a Guaranty Agreement dated January 31, 1997 and hereby acknowledges and consents to the amendment of the Credit Agreement dated as of January 31, 1997 (the "CREDIT AGREEMENT") among Ha-Lo Industries, Inc. (the "COMPANY") and the Lenders pursuant to the Third Amendment to Credit Agreement dated as of March 1, 1999 (the "THIRD AMENDMENT") among the Company and the Lenders. Each of the undersigned confirms that the Guaranty Agreement and all of its obligations thereunder remain in full force and effect and, without limiting the foregoing, acknowledges and agrees that all of the Company's indebtedness, obligations and liabilities to the Lenders, under the Credit Agreement, as amended by the Third Amendment, constitutes "indebtedness hereby guaranteed" under the Guaranty Agreement. Each of the undersigned further agrees that its consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty Agreement referred to above.

         Dated as of March 1, 1999.


                                       FLETCHER, BARNHARDT & WHITE, INC.


                                       By
                                         Its
                                            -----------------------------------

                                       HA-LO SPORTS, INC.


                                       By
                                         Its
                                            -----------------------------------

                                       MARKET U.S.A., INC.


                                       By
                                         Its
                                            -----------------------------------

                                       CREATIVE CONCEPTS IN ADVERTISING, INC.


                                       By
                                         Its
                                            -----------------------------------

                                    EXHIBIT B


                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                  SCHEDULE 5.2


                                  SUBSIDIARIES


                                                JURISDICTION OF INCORPORATION/
                                                         ORGANIZATION                      PERCENTAGE
                     NAME                                                                   OWNERSHIP
Fletcher, Barnhardt & White, Inc.                          Illinois                           100%

HA-LO Sports, Inc.                                         Illinois                           100%

Market U.S.A., Inc.                                        Illinois                           100%

Creative Concepts in Advertising, Inc.                     Michigan                           100%

Creadis Group, Inc.                                         Ontario                           100%

Marusa Marketing, Inc.                                      Ontario                           100%

Promotional Marketing LLC (d.b.a. UPSHOT)                  Illinois                           100%

Lipson Associates, Inc.                                      Ohio                             100%

Premier Promotional Marketing, Inc.                       California                          100%

Lee Wayne Corporation                                      Illinois                           100%


                                   SCHEDULE I


                             COMPLIANCE CALCULATIONS
                      FOR JANUARY 31, 1997 CREDIT AGREEMENT

                     CALCULATIONS AS OF _____________, ____


          A.    TANGIBLE NET WORTH (SECTION 7.8)

                  1.       Stockholders Equity                                                      $___________

                  2. Sum of:

                           (i)      intangible assets                       $___________
                           (ii)     write-up of assets                      $___________
                           (iii)    sample inventory                        $___________

                  3.       Line A1 minus A2                                                         $___________
                           (Tangible Net Worth)

                  4.       Line A3 must not be less than                                            $___________

                  5.       The Company is in compliance (circle yes or no)                             yes/no

          B.    FUNDED DEBT/EBITDA RATIO (SECTION 7.9)

                  1.       Total Funded Debt                                                        $___________

                  2.       EBITDA                                                                   $___________

                  3.       Ratio of Line B1 to Line B2                                                ___: 1.0

                  4.       Line B3 Ratio must not be more than                                        3.25: 1.0

                  5.       The Company is in compliance (circle yes or no)                             yes/no

          C.    FIXED CHARGE COVERAGE RATIO (SECTION 7.10)

                  1.       Net Income for past 4 quarters                                             $________

                  2.       Interest Expense for past 4 quarters                                       $________



                  3.       Federal, state and local income tax expense for past 4 quarters            $________

                  4.       Operating lease expense for past 4 quarters                                $________

                  5.       Sum of Lines C1, C2, C3 and C4                                             $________

                  6.       Sum of Lines C3 and C4                                                     $________

                  7.       Ratio of Line C5 to Line C6                                               ______:1.0

                  8.       Line C7 ratio must not to be less than                                      3.0:1.0

                  9.       The Company is in compliance (circle yes or no)                             Yes/No


                                      -2-